UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 30, 2006

                        Alternative Loan Trust 2006-OC10
                        --------------------------------
                           (Exact name of the issuing
                      entity) Commission File Number of the
                          issuing entity: 333-131630-67

                                   CWALT, Inc.
                                   -----------
                    (Exact name of the depositor as specified
                     in its charter) Commission File Number
                          of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                 Delaware                               87-0698307
                 --------                               ----------
       (State or Other Jurisdiction                  (I.R.S. Employer
    of Incorporation of the depositor)     Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                    ---------
(Address of Principal                                   (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              -------------

On November 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OC10. The Pooling and Servicing Agreement is annexed hereto as Exhibit
99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On November 22, 2006, CHL entered into a swap contract (the "Swap Contract"), as evidenced by a confirmation (the "Confirmation"), dated November 28, 2006, with Lehman Brothers Special Financing Inc. (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On November 30, 3006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of November 30, 2006, among CHL and The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC10 (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.3.

On November 30, 2006, CHL entered into an Assignment Agreement (the "Assignment Agreement"), dated as of November 30, 2006, among CHL, the Swap Contract Administrator and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.4.

On November 30, 2006, the Counterparty and the Swap Contract Administrator entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), a Schedule thereto and Credit Support Annex thereto (collectively, the "ISDA Master Agreement"). The ISDA Master Agreement is annexed hereto as Exhibit 99.5.

On February 24, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 24, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Shell Company Transactions.
    ---------------------------

(d) Exhibits.
    ---------

Exhibit No.       Description
-----------

99.1 The Pooling and Servicing Agreement, dated as of November 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2              The Confirmation, dated November 28, 2006, between CHL and the
                  Counterparty.

99.3 The Swap Contract Administration Agreement, dated as of November 30, 2006, among CHL, the Swap Contract Administrator and the Trustee.

99.4 The Assignment Agreement, dated as of November 30, 2006, among CHL, the Swap Contract Administrator and the Counterparty.

99.5 The ISDA Master Agreement, dated November 30, 2006, between the Swap Contract Administrator and the Counterparty.

99.6 The Item 1115 Agreement, dated as of February 24, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWALT, INC.



                                                     By: /s/ Darren Bigby
                                                         --------------------
                                                     Darren Bigby
                                                     Vice President



Dated:  December 15, 2006

                                  Exhibit Index
                                  -------------


Exhibit
-------

 99.1 The Pooling and Servicing Agreement, dated as of November 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

 99.2             The Confirmation, dated November 28, 2006, between CHL and the
                  Counterparty.

 99.3 The Swap Contract Administration Agreement, dated as of November 30, 2006, among CHL, the Swap Contract Administrator and the Trustee.

 99.4 The Assignment Agreement, dated as of November 30, 2006, among CHL, the Swap Contract Administrator and the Counterparty.

 99.5 The ISDA Master Agreement, dated November 30, 2006, between the Swap Contract Administrator and the Counterparty.

 99.6 The Item 1115 Agreement, dated as of February 24, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.